EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2001, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 25th day of July, 2001.

                              /s/  John Bolten, Jr.
                              John Bolten, Jr.


                                                  EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2001, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 25th day of July, 2001.

                              /s/ David R. Crichton
                              David R. Crichton


                                                  EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2001, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 25th day of July, 2001.

                              /s/  William R. Fenoglio
                              William R. Fenoglio

                                                  EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2001, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 25th day of July, 2001.

                             /s/  Walter F. Greeley
                              Walter F. Greeley

                                                  EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2001, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 25th day of July, 2001.

                              /s/  Daniel B. Hogan
                              Daniel B. Hogan

                                                  EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2001, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 25th day of July, 2001.

                             /s/  Thomas L. King
                              Thomas L. King

                                                  EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2001, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 25th day of July, 2001.

                              /s/  C. Kevin Landry
                              C. Kevin Landry


                                                  EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2001, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 25th day of July, 2001.

                              /s/  H. Nicholas Muller, III
                              H. Nicholas Muller, III

                                                  EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2001, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 25th day of July, 2001.

                              /s/  Sol Sackel
                              Sol Sackel

                                                  EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2001, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 25th day of July, 2001.

                              /s/  Edward F Paquette
                              Edward F. Paquette